UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 7, 2014
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)

520 Madison Avenue New York, New York (Address of principal executive offices)	10022 (Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On June 7, 2014, CA, Inc. (the "Company" or "CA Technologies") entered into a definitive agreement to divest its CA arcserve data protection business to Marlin Equity Partners. Financial terms of the agreement, which is expected to close in the second quarter of fiscal year 2015 subject to certain approvals, were not disclosed and are not considered to be material to the Company. This transaction continues to rationalize the Company's portfolio and further sharpens its focus on core capabilities, such as IT Business Management, DevOps and Security across mainframe, distributed, cloud and mobile environments. A copy of the press release announcing the divestiture is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
While the CA arcserve transaction announced today will result in net cash proceeds to the Company upon closing, CA arcserve business activity will now be recognized by the Company as discontinued operations. Selected unaudited GAAP measures and non-GAAP measures excluding the financial results of CA arcserve, which show the effect of the discontinued operations treatment of the divestiture on the Company’s financial results, are attached as Exhibit 99.2 hereto and are incorporated herein by reference. A more detailed disclosure of the effect of the discontinued operations treatment of the divestiture on the Company's financial results will be disclosed by the Company in connection with the announcement of its first quarter financial results scheduled to be released on July 23, 2014.
Item 7.01    Regulation FD Disclosure.
Updated Guidance
The Company updated its fiscal year 2015 guidance for the effect of the CA arcserve definitive agreement noted above. The CA arcserve definitive agreement did not affect growth rates for total revenue, GAAP and non-GAAP EPS, or cash flow from operations, but did cause a change to the translated dollar amounts for these metrics.
The following fiscal year 2015 guidance contains "forward-looking statements" (as defined below). The Company expects the following:

•
Total revenue to decrease in a range of minus 2 percent to minus 1 percent in constant currency, unchanged from previous guidance. At June 30, 2014 exchange rates, this translates to reported revenue of $4.34 billion to $4.40 billion. Previously, at March 31, 2014 exchange rates and excluding the accounting effect of the CA arcserve definitive agreement noted above, this translated to reported revenue of $4.43 billion to $4.49 billion.

•
GAAP diluted earnings per share from continuing operations to decrease in a range of minus 12 percent to minus 8 percent in constant currency, unchanged from previous guidance. At June 30, 2014 exchange rates, this translates to reported GAAP diluted earnings per share of $1.77 to $1.84. Previously, at March 31, 2014 exchange rates and excluding the accounting effect of the CA arcserve definitive agreement noted above, this translated to reported GAAP diluted earnings per share of $1.79 to $1.86.

•
Non-GAAP diluted earnings per share from continuing operations to decrease in a range of minus 21 percent to minus 19 percent in constant currency, unchanged from previous guidance. At June 30, 2014 exchange rates, this translates to reported non-GAAP diluted earnings per share of $2.42 to $2.49. Previously, at March 31, 2014 exchange rates and excluding the accounting effect of the CA arcserve definitive agreement noted above, this translated to reported non-GAAP diluted earnings per share of $2.45 to $2.52.

•	Cash flow from continuing operations to increase in a range of 5 percent to 12 percent in constant currency, unchanged from previous guidance. At June 30, 2014 exchange rates, this translates to reported cash flow from continuing operations of $1.04 billion to $1.11 billion. Previously, at March 31, 2014 exchange rates and excluding the accounting effect of the CA arcserve definitive agreement noted above, this translated to reported cash flow from continuing operations of $1.06 billion to $1.13 billion.
This outlook assumes no material acquisitions and a partial currency hedge of operating income. The Company continues to expect a full-year GAAP operating margin of 28 percent and a full-year non-GAAP operating margin of 37 percent, unchanged from previous guidance. The Company expects a fiscal year 2015 GAAP and non-GAAP effective tax rate of approximately 30 percent, which results in a negative impact to GAAP and non-GAAP diluted earnings per share from continuing operations of approximately $0.43 and $0.59, respectively.
The Company anticipates approximately 436 million shares outstanding at fiscal year 2015 year-end and weighted average diluted shares outstanding of approximately 441 million for the fiscal year.
Please see below for information regarding non-GAAP financial measures, the cautionary statement regarding forward-looking statements, and the reconciliation of projected GAAP metrics to projected non-GAAP metrics, which are part of the disclosure under this Item 7.01 of Form 8-K.
Non-GAAP Financial Measures
This Form 8-K and the accompanying tables include certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating expenses, operating income, operating margin, income from continuing operations and diluted earnings per share exclude the following items: non-cash amortization of purchased software and other intangibles, share-based compensation, fiscal 2007 restructuring costs and certain other gains and losses, which include the gains and losses since inception of hedges that mature within the quarter, but exclude gains and losses of hedges that do not mature within the quarter. The Company will expense costs for internally developed software where development efforts commenced in the first quarter of fiscal 2014 and afterwards. As a result, product development and enhancement expenses are expected to increase in future periods as the amount capitalized for internally developed software costs decreases. Due to this change, the Company will also add back capitalized internal software costs and exclude the amortization of internal software costs from these non-GAAP metrics. Also beginning in the first quarter of fiscal 2014, the Company will exclude charges relating to rebalancing initiatives that are large enough to require approval from the Company's Board of Directors. The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from continuing operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP generally including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP generally allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The Company presents constant currency information to provide a framework for assessing how the Company's underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the Company's prior fiscal year (i.e., March 31, 2014). Constant currency excludes the impacts from the Company's hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and cash flows, to competitors' operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this Form 8-K to their most directly comparable GAAP financial measures, which are included in this Form 8-K.
Cautionary Statement Regarding Forward-Looking Statements
The declaration and payment of future dividends is subject to the determination of the Company's Board of Directors, in its sole discretion, after considering various factors, including the Company's financial condition, historical and forecast operating results, and available cash flow, as well as any applicable laws and contractual covenants and any other relevant factors. The Company's practice regarding payment of dividends may be modified at any time and from time to time.
Repurchases under the Company's stock repurchase program are expected to be made with cash on hand and may be made from time to time, subject to market conditions and other factors, in the open market, through solicited or unsolicited privately negotiated transactions or otherwise. The program does not obligate the Company to acquire any particular amount of common stock, and it may be modified or suspended at any time at the Company's discretion.
Certain statements in this communication (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company's management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company's strategy by, among other things, effectively managing the Company's sales force to enable the Company to maintain and enhance its strong relationships in its traditional customer base and to increase penetration and accelerate growth in customer segments and geographic regions where the Company currently may not have a strong presence or the Company has underserved, enabling the sales force to sell new products, improving the Company's brand, technology and innovation awareness in the marketplace and ensuring the Company's set of cloud computing, application development and IT operations (DevOps), Software-as-a-Service, mobile device management and other new offerings address the needs of a rapidly changing market, while not adversely affecting the demand for the Company's traditional products or its profitability; global economic factors or political events beyond the Company's control; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the failure to innovate and/or adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the failure to expand partner programs; the ability to retain and attract adequate qualified personnel; the ability of the Company's products to remain compatible with ever-changing operating environments, platforms or third party products; the ability to successfully integrate acquired companies and products into the Company's existing business; the ability to adequately manage, evolve and protect the Company's information systems, infrastructure and processes; risks associated with sales to government customers; breaches of the Company's data center, network and software products, and the IT environments of the Company's vendors and customers; discovery of errors or omissions in the Company's software products or documentation and potential product liability claims; the failure to protect the Company's intellectual property rights and source code; events or circumstances that would require the Company to record an impairment charge relating to the Company's goodwill or capitalized software and other intangible assets balances; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company's license agreements as well as the timing of orders from customers and channel partners; the failure to renew large license transactions on a satisfactory basis; potential tax liabilities; changes in market conditions or the Company's credit ratings; fluctuations in foreign currencies; the failure to effectively execute the Company's workforce reductions, workforce rebalancing and facilities consolidations; successful and secure outsourcing of various functions to third parties; and other factors described more fully in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should the Company's assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

CA Technologies
Reconciliation of Projected GAAP Metrics to Projected Non-GAAP Metrics
(unaudited)

		Fiscal Year Ending
	Projected Diluted EPS from Continuing Operations	March 31, 2015

	Projected GAAP diluted EPS from continuing operations range	$1.77	to	$1.84

	Non-GAAP adjustments, net of taxes:
	Purchased software amortization	0.18		0.18
	Other intangibles amortization	0.09		0.09
	Internally developed software products amortization	0.22		0.22
	Share-based compensation	0.14		0.14
	Other (gains) expenses, net (1)	0.02		0.02
	Total non-GAAP adjustment	$0.65		$0.65

	Projected non-GAAP diluted EPS from continuing operations range	$2.42	to	$2.49

		Fiscal Year Ending
	Projected Operating Margin	March 31, 2015

	Projected GAAP operating margin			28%

	Non-GAAP operating adjustments:
	Purchased software amortization			3%
	Other intangibles amortization			1%
	Internally developed software products amortization			3%
	Share-based compensation			2%
	Other (gains) expenses, net (1)			0%
	Total non-GAAP operating adjustment			9%

	Projected non-GAAP operating margin			37%

(1)	Non-GAAP adjustment consists of charges relating to the FY2014 Board approved re-balancing initiative (the Fiscal 2014 Plan).

	Refer to the discussion of non-GAAP financial measures included above in this Item 7.01 to Form 8-K for further information.

In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K furnished pursuant to Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	CA, Inc. press release dated July 7, 2014 announcing the divestiture of CA arcserve.
99.2	Supplemental financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, Inc.

Date:	July 7, 2014	By:	/s/ C.H.R. DuPree
C.H.R. DuPree
Senior Vice President, General Counsel (Acting) and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	CA, Inc. press release dated July 7, 2014 announcing the divestiture of CA arcserve.
99.2	Supplemental financial information.